Exhibit 10.1

OMNIBUS AMENDMENT AND REAFFIRMATION AGREEMENT

This Omnibus Amendment and Reaffirmation Agreement (this “Amendment”) dated June 25, 2012, by and between PA LLC, a Delaware limited liability company (the “Company”) and LV ADMINISTRATIVE SERVICES, INC., as administrative and collateral agent (the “Agent”) for PETROTECH HOLDINGS, CORP. (“PetroTech”; Petrotech collectively with the Agent, , the “Creditor Parties” and each, a “Creditor Party”), and acknowledged and agreed to by Parabel Inc. (f/k/a PetroAlgae Inc.) (“Parent”), hereby amends each of the Second Amended and Restated Secured Term Note, the Amended and Restated Secured Convertible Note, the Secured Term Notes and the Promissory Note listed on Schedule I hereto issued by the Company from time to time and currently held by Petrotech (as each may amended and restated, further amended, restated, modified and/or supplemented from time to time, the “Notes” and each, individually, a “Note”).  Further reference is made to (i) that certain Amended and Restated Master Security Agreement, dated as of July 24, 2009 by and among the Company and Parent in favor of Agent for the benefit of PetroTech (as amended, restated, modified and/or supplemented from time to time, the “Security Agreement”), (ii) that certain Equity Pledge Agreement, dated as of July 24, 2009 by Parent, and agreed and acknowledged to by PA LLC, in favor of Agent for the benefit of PetroTech (as amended, restated, modified and/or supplemented from time to time, the “Pledge Agreement”), (iii) that certain PetroAlgae Inc. Guaranty, dated as of July 24, 2009 by the Parent in favor of Agent for the benefit of PetroTech (as amended, restated, modified and/or supplemented from time to time, the “Guaranty”), (iv) that certain Intellectual Property Security Agreement, dated as of August 21, 2008 by the Company in favor of Agent for the benefit of PetroTech (as amended, restated, modified and/or supplemented from time to time, the “2008 IP Security Agreement”), and (v) that certain Intellectual Property Security Agreement, dated as of December 28, 2011 by the Company and the Parent in favor of Agent for the benefit of PetroTech (as amended, restated, modified and/or supplemented from time to time, the “2011 IP Security Agreement”; the 2011 IP Security Agreement and collectively with the Notes, the Security Agreement, the Pledge Agreement, the Guaranty and the 2008 IP Security Agreement, the “Loan Documents” and each, a “Loan Document”).  Capitalized terms used but not defined herein shall have the meanings given them in the Loan Documents, as applicable.

PREAMBLE

WHEREAS, the Creditor Parties and the Company desire to amend the transactions contemplated by the Notes.

 NOW, THEREFORE, in consideration of the covenants, agreements and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AMENDMENT TO THE NOTES

1.           The Creditor Parties and the Company hereby agree that the “Maturity Date” as defined in each Note is hereby extended from “June 30, 2012” to “June 30, 2017” in each case.

2.           The address of PetroTech set forth in the Preamble of each of the Notes is hereby amended in each case to “c/o Valens Capital Management, LLC, 420 Lexington Avenue, Suite 2840, New York, NY 10170.”

3.           The Company and the Parent hereby each covenant and agree for the benefit of the Creditor Parties that in the event that the Company and/or the Parent at any time holds, directly or indirectly, individually or collectively, cash and/or cash equivalents in excess of $50,000,000.00 in the aggregate (the “Trigger Amount”), the Company and/or the Parent, as applicable, shall collectively apply such amounts held in excess of the Trigger Amount in repayment of the Obligations outstanding under the Notes until all such Obligations under the Notes shall have been indefeasibly paid in full; provided, however, that, the holder of the Amended and Restated Secured Convertible Note, issued in the original principal amount of $10,000,000.00 by the Company, and acknowledged and agreed to by the Parent, to PetroTech on or about July 24, 2009 (as amended, restated, modified and/or supplemented from time to time, the “Convertible Note”) shall continue to maintain the rights set forth in Section 3 of such Convertible Note to convert all or any portion of the Convertible Note into the common stock of the Parent pursuant to Section 5 of the Convertible Note and otherwise as described in said Convertible Note prior to application of such payment.  The Company and/or the Parent, as applicable, shall promptly furnish to the Creditor Parties upon their request, all information or documents (financial or otherwise) with respect to the Company or the Parent as the Creditor Parties may reasonably request from time to time, including, without limitation, evidence of the amount of cash and cash equivalents on hand at any time together with back up materials as may be deemed prudent or necessary by the Creditor Parties.  Each Note is hereby amended by adding thereto the covenants and agreements set forth in this Section 3.

REAFFIRMATION AGREEMENT

4.           The Company and the Parent each hereby:

(a) represent and warrant to each Creditor Party that it has reviewed and approved the terms and provisions of this Amendment, the Appendix attached to this Amendment and the documents, instruments and agreements entered into in connection therewith;

(b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of each of the Company and the Parent under the Loan Documents are: (i) “Obligations” under and as defined in the Security Agreement, (ii) “Obligations” under, and as defined in the Guaranty and (iii) “Secured Obligations” under, and as defined in the Pledge Agreement.

(c) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Loan Documents are in full force and effect and shall remain in full force and effect after giving effect to this Amendment;

(d)  acknowledges, ratifies and confirms the grant by each of the Company and the Parent to Agent of a security interest in the assets of (including the equity interests owned by) each of the Company and the Parent, as more specifically set forth in the Loan Documents.

MISCELLANEOUS

5.           The extension of the maturity date of the Notes described in Section 1 above shall be effective as of the date first above written (the “Amendment Effective Date”) once (i) the Company, the Parent and each Creditor Party shall have duly executed and the Company and the Parent shall have delivered to Agent their respective counterparts to this Amendment, and (ii) the Company and the Parent shall have delivered to Agent corporate documents, to the extent requested by Agent, evidencing each of the Company's and the Parent’s power and authority to execute and deliver this Amendment, including in respect of their respective officers and directors signatory to such documents.

6.           Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

7.           The Company and the Parent hereby each represents and warrants to each Creditor Party that (i) no Event of Default under any Loan Document exists on the date hereof, (ii) on the date hereof, all representations, warranties and covenants made by the Company or the Parent in connection with the Loan Documents are true, correct and complete, (iii) on the date hereof, the Company’s and the Parent’s covenant requirements to the extent set forth in the Loan Documents have been met, (iv) each of the representatives of the Company and the Parent signatory to this Agreement and has the corporate power and authority to execute and deliver such documents to the Creditor Parties; (v) all corporate action on the part of each of the Company and the Parent (including their respective officers and directors) necessary for the authorization of this Amendment, the performance of all obligations of the undersigned hereunder and under the Loan Documents has been taken.

8.           From and after the Amendment Effective Date, all references in the Loan Documents shall be deemed to be references to the Loan Documents, as the case may be, as modified hereby.

9.           The Company and the Parent hereby each releases, remises, acquits and forever discharges each Creditor Party and their respective employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the “Released Parties”), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment and any other Loan Document.

10.           This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns.  THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  Any signature delivered by facsimile or electronic transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be signed as of this 25th day of June 2012.

LV ADMINISTRATIVE SERVICES, INC., as Agent

By:	/s/ Eugene Grin
Name: Eugene Grin
Title: Authorized Signatory

PETROTECH HOLDINGS, CORP.

By:	/s/ Eugene Grin
Name: Eugene Grin
Title: President

ACKNOWLEDGED AND AGREED TO BY:

PA LLC

By:	/s/Anthony Tiarks
Name:	Anthony Tiarks
Title:	CEO

PARABEL INC.

By:	/s/ Anthony Tiarks
Name:	Anthony Tiarks
Title:	CEO

SCHEDULE I

	Description of Note	Stated Principal Amount
1.	The Second Amended and Restated Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about July 24, 2009 (as amended, restated, modified and/or supplemented from time to time).1	$7,222,089.00
2.	The Amended and Restated Secured Convertible Note issued by PA LLC to PetroTech Holdings, Corp. on or about July 24, 2009 (as amended, restated, modified and/or supplemented from time to time).2	$10,000,000.00
3.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about May 27, 2010 (as amended, restated, modified and/or supplemented from time to time).	$2,300,000.00
4.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about June 26, 2010 (as amended, restated, modified and/or supplemented from time to time).	$1,100,000.00
5.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about July 22, 2010 (as amended, restated, modified and/or supplemented from time to time).	$1,000,000.00
6.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about August 4, 2010 (as amended, restated, modified and/or supplemented from time to time).	$1,000,000.00
7.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about August 18, 2010 (as amended, restated, modified and/or supplemented from time to time).	$1,100,000.00
8.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about September 7, 2010 (as amended, restated, modified and/or supplemented from time to time).	$1,100,000.00

1   This Note combined and amended and restated in their entirety each of (i) the Amended and Restated Demand Note, issued as of August 26, 2008 (and dated as of August 21, 2008) by PA LLC to Petrotech Holdings, Corp., which amended and restated that Demand Note dated August 21, 2008 issued by the PA LLC to Petrotech Holdings, Corp. (as further amended, restated, modified and/or supplemented from time to time), (ii) the Demand Note, issued as of September 3, 2008 by PA LLC to Petrotech Holdings, Corp. (as amended, restated, modified and/or supplemented from time to time), (iii) the Demand Note, issued as of September 18, 2008 by PA LLC to Petrotech Holdings, Corp. (as amended, restated, modified and/or supplemented from time to time), and (iv) the Demand Note, issued as of September 25, 2008 by PA LLC to Petrotech Holdings, Corp. (as amended, restated, modified and/or supplemented from time to time).

2 This Note combined and amended and restated in their entirety each of (i) that certain Convertible Demand Note dated as of April 24, 2009 issued by PA LLC to Petrotech Holdings, Corp., and acknowledged and consented to by and Parabel Inc. (as amended, restated, modified and/or supplemented from time to time) and (ii) that certain Secured Convertible Demand Note dated as of May 11, 2009 issued by PA LLC to Petrotech Holdings, Corp., and acknowledged and consented to by and Parabel Inc. (as amended, restated, modified and/or supplemented from time to time)..

9.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about September 17, 2010 (as amended, restated, modified and/or supplemented from time to time).	$1,000,000.00
10.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about October 4, 2010 (as amended, restated, modified and/or supplemented from time to time).	$1,000,000.00
11.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about October 22, 2010 (as amended, restated, modified and/or supplemented from time to time).	$1,200,000.00
12.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about November 11, 2010 (as amended, restated, modified and/or supplemented from time to time).	$1,100,000.00
13.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about November 19, 2010 (as amended, restated, modified and/or supplemented from time to time).	$1,100,000.00
14.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about December 10, 2010 (as amended, restated, modified and/or supplemented from time to time).	$2,200,000.00
15.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about January 3, 2011 (as amended, restated, modified and/or supplemented from time to time).	$1,225,000.00
16.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about January 21, 2011 (as amended, restated, modified and/or supplemented from time to time).	$1,000,000.00
17.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about February 11, 2011 (as amended, restated, modified and/or supplemented from time to time).	$1,000,000.00
18.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about February 24, 2011 (as amended, restated, modified and/or supplemented from time to time).	$1,200,000.00
19.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about March 23, 2011 (as amended, restated, modified and/or supplemented from time to time).	$1,000,000.00
20.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about April 11, 2011 (as amended, restated, modified and/or supplemented from time to time).	$2,200,000.00
21.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about April 27, 2011 (as amended, restated, modified and/or supplemented from time to time).	$1,000,000.00
22.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about May 6, 2011 (as amended, restated, modified and/or supplemented from time to time).	$2,200,000.00

23.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about June 15, 2011 (as amended, restated, modified and/or supplemented from time to time).	$2,200,000.00
24.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about July 13, 2011 (as amended, restated, modified and/or supplemented from time to time) – this note was not funded until July 20, 2011.	$2,200,000.00
25.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about August 9, 2011 (as amended, restated, modified and/or supplemented from time to time).	$2,200,000.00
26.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about September 16, 2011 (as amended, restated, modified and/or supplemented from time to time) – this note was not funded until September 19, 2011.	$2,200,000.00
27.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about October 7, 2011 (as amended, restated, modified and/or supplemented from time to time) – this note was not funded until October 12, 2011.	$2,200,000.00
28.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about November 18, 2011 (as amended, restated, modified and/or supplemented from time to time).	$2,200,000.00
29.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about December 16, 2011 (as amended, restated, modified and/or supplemented from time to time).	$2,200,000.00
30.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about February 15, 2012 (as amended, restated, modified and/or supplemented from time to time).	$1,000,000.00
31.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about March 12, 2012 (as amended, restated, modified and/or supplemented from time to time).	$500,000.00
32.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about April 24, 2012 (as amended, restated, modified and/or supplemented from time to time).	$500,000.00
33.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about May 18, 2012 (as amended, restated, modified and/or supplemented from time to time).	$500,000.00
34.	The Secured Term Note issued by PA LLC to PetroTech Holdings, Corp. on or about June 25, 2012 (as amended, restated, modified and/or supplemented from time to time).	$500,000.00
35.	The Promissory Note dated June 12, 2008, effective as of September 22, 2006, originally issued by PA LLC to XL Techgroup, Inc. (XL) which was assigned by XL to PetroTech Holdings, Corp. on August 15, 2008.	$25,000,000.00
	Total Principal Amount	$86,647,089.00